UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2013

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

UPC Broadband Holding B.V. (UPC Broadband Holding) is an indirect subsidiary of Liberty Global plc. On April 19, 2013, UPC Broadband Holding entered into a new additional facility accession agreement (the Additional Facility AH Accession Agreement) under UPC Broadband Holding's senior secured bank facility (as amended, the UPC Broadband Holding Bank Facility). Pursuant to the Additional Facility AH Accession Agreement, certain lenders under facilities T and X (Facilities T and X) of the UPC Broadband Holding Bank Facility (the Rolling Lenders) agreed to roll their existing respective Facility T and X commitments into a new term loan facility of $1,305.0 million (Facility AH). The Rolling Lenders novated their existing respective commitments to Liberty Global Services B.V. (Liberty Global Services), a direct subsidiary of UPC Broadband Holding, and became lenders under the new Facility AH. Certain other new lenders (the New Lenders) agreed to make available commitments under Facility AH. The underwriters of Facility AH (the Underwriters), as one of the initial lenders under Facility AH, entered into cash novation certificates under the Additional Facility AH Accession Agreement on behalf of the New Lenders and the net proceeds from the commitments thereunder were used to repay all amounts outstanding under the Facilities T and X. Liberty Global Services, the initial lender under Facility AH, novated its Facility AH commitment to the Rolling Lenders and to the Underwriters, as applicable. The novation process with respect to the Rolling Lenders and the repayment of Facilities T and X was completed on April 24, 2013. The novation process with respect to the New Lenders was completed on June 24. 2013. The final maturity date for Facility AH is June 30, 2021. Facility AH bears interest at LIBOR plus 2.50% per annum.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Name

4.1
Additional Facility AH Accession Agreement, dated April 19, 2013, among UPC Financing Partnership, The Bank of Nova Scotia as Facility Agent and Security Agent and Liberty Global Services B.V. as Additional Facility AH Lender, under the UPC Broadband Holding Bank Facility.*

________________
* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: June 28, 2013

Exhibit Index

Exhibit No.	Name

4.1
Additional Facility AH Accession Agreement, dated April 19, 2013, among UPC Financing Partnership, The Bank of Nova Scotia as Facility Agent and Security Agent and Liberty Global Services B.V. as Additional Facility AH Lender, under the UPC Broadband Holding Bank Facility.*

___________________
* Previously filed.